                                                                    EXHIBIT 99.1

INVESTOR RELATIONS CONTACT:                           PUBLIC RELATIONS CONTACT:
RANDI PAIKOFF FEIGIN                                  KATHY DURR
Tel: 408-745-2371                                     Tel: 408-745-5058
randi@juniper.net                                     kdurr@juniper.net

             JUNIPER NETWORKS, INC. REPORTS Q3'03 FINANCIAL RESULTS NET REVENUE $172.1M; GAAP EPS $0.02; NON-GAAP EPS $0.04

Sunnyvale, CA - October 9, 2003 -- Juniper Networks, Inc. (NASDAQ: JNPR) today reported its third quarter results for the period ending September 30, 2003.

Net revenues for the third quarter were $172.1 million, compared with $152.0 million for the same period last year, an increase of 13 percent.

GAAP net income for the third quarter was $7.2 million or $0.02 per share, compared with a GAAP net loss of $88.3 million or $0.24 per share in the third quarter of 2002. Non-GAAP net income, which excludes restructuring expenses, in-process research and development expenses, integration expenses, the amortization of purchased intangibles and deferred compensation, the write-down of investments and the gain on the partial retirement of the 4.75% Convertible Subordinated Notes was $14.7 million or $0.04 per share, compared with non-GAAP net loss of $8.4 million or $0.02 per share in the third quarter of 2002.

Net revenues for the nine months ended September 30, 2003 were $494.4 million, compared with $391.3 million for the same period last year, an increase of 26 percent.

GAAP net income for the nine months ended September 30, 2003 was $24.5 million or $0.06 per share, compared with a GAAP net loss of $128.1 million or $0.37 per share for the same period last year. Non-GAAP net income, which excludes an adjustment to the purchase price of an acquisition, restructuring expenses, in-process research and development expenses, integration expenses, the amortization of purchased intangibles and deferred compensation, the gain on the sale of investments, the write-down of investments and the gain on the partial retirement of the 4.75% Convertible Subordinated Notes was $31.3 million or $0.08 per share, compared with non-GAAP net loss of $7.5 million or $0.02 per share for the same period last year.

Cash provided by operations was $42.9 million for the third quarter, which brings cash provided by operations for the nine months ended September 30, 2003 to $115.6 million, compared to cash used in operations of $3.9 million for the nine months ended September 30, 2002. Capital expenditures and depreciation during the third quarter were $4.6 million and $11.1 million respectively.

"The quarter was once again strong, confirmed by all marketplace and financial metrics," said Scott Kriens, chairman and CEO of Juniper Networks. "Juniper continues to benefit immensely from the alignment we have built with the business and networking strategy of our customers."

Juniper Networks will host a conference call web cast today, October 9, 2003 at 1:45 p.m. PT/4:45 p.m. ET at:
http://www.juniper.net/company/investor/conferencecall.html. In addition, there will be an audio replay available through November 9, 2003 at http://www.juniper.net/company/investor/conferencecall.html or you can call the replay at


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800-633-8284 (or 402-977-9140) and enter the reservation number, 21162087, through October 16, 2003. The replays will be available 24 hours/day, including weekends.

ABOUT JUNIPER NETWORKS

Juniper Networks transforms the business of networking by converting a commodity
- bandwidth - into a dependable, secure, and highly valuable corporate asset. Founded in 1996 to meet the stringent demands of service providers, Juniper Networks is now relied upon by the world's leading network operators, government agencies, research and education institutions, and information intensive enterprises as the foundation for uncompromising networks. Juniper Networks is headquartered in Sunnyvale, California. Additional information can be found at www.juniper.net.

Juniper Networks is registered in the U.S. Patent and Trademark Office and in other countries as a trademark of Juniper Networks, Inc. Broadband Cable Processor, ERX, ESP, E-series, G1, G10, G-series, Internet Processor, Juniper Your Net, JUNOS, JUNOScript, M5, M10, M20, M40, M40e, M160, M-series, NMC-RX, SDX, ServiceGuard, T320, T640, T-series, UMC, and Unison are trademarks of Juniper Networks, Inc. All other trademarks, service marks, registered trademarks, or registered service marks are the property of their respective owners.

Actual results could differ materially from those anticipated in forward-looking statements in this release as a result of certain factors, including those set forth in the risk factors described in the Company's SEC filings, including its most recent Form 10K.


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
                             JUNIPER NETWORKS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                       September 30,         December 31,
                                                           2003                 2002
                                                       ------------          ------------
                                                       (unaudited)               (A)
                       ASSETS
Current assets:
  Cash and cash equivalents                            $   457,510           $   194,435
  Short-term investments                                   309,143               384,036
  Accounts receivable, net                                  48,526                78,501
  Prepaid expenses and other current assets                 24,409                23,957
                                                       -----------           -----------
   Total current assets                                    839,588               680,929
Property and equipment, net                                243,526               266,962
Long-term investments                                      557,346               583,664
Restricted cash                                             24,983                    --
Goodwill                                                   983,397               987,661
Purchased intangible assets, net and other
   long-term assets                                         79,076                95,453
                                                       -----------           -----------
   Total assets                                        $ 2,727,916           $ 2,614,669
                                                       ===========           ===========
        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                     $    54,057           $    51,747
  Accrued warranty                                          32,598                32,358
  Other accrued liabilities                                120,723               111,773
  Deferred revenue                                          53,779                46,146
                                                       -----------           -----------
   Total current liabilities                               261,157               242,024
Convertible subordinated notes                             542,076               942,114
Convertible senior notes                                   400,000                    --
Commitments and contingencies
Stockholders' equity:
  Common stock and additional-paid-in-capital            1,532,209             1,461,910
  Deferred stock compensation                               (1,849)              (11,113)
  Accumulated other comprehensive income                     7,175                17,052
  Accumulated deficit                                      (12,852)              (37,318)
                                                       -----------           -----------
   Total stockholders' equity                            1,524,683             1,430,531
                                                       -----------           -----------
   Total liabilities and stockholders' equity          $ 2,727,916           $ 2,614,669
                                                       ===========           ===========

(A) The balance sheet at December 31, 2002 has been derived from the audited consolidated financial statements at that date.


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
                             JUNIPER NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                             Three months ended             Nine months ended
                                                                September 30,                 September 30,
                                                          ------------------------      ------------------------
                                                             2003           2002          2003            2002
                                                          ---------      ---------      ---------      ---------
Net revenues:
   Product                                                $ 147,110      $ 130,264      $ 423,351      $ 333,822
   Service                                                   25,018         21,762         71,087         57,459
                                                          ---------      ---------      ---------      ---------
     Total net revenues                                     172,128        152,026        494,438        391,281
Cost of revenues:
   Product                                                   48,694         54,336        145,868        130,200
   Service                                                   14,245         14,529         40,852         36,816
                                                          ---------      ---------      ---------      ---------
     Total cost of revenues                                  62,939         68,865        186,720        167,016
                                                          ---------      ---------      ---------      ---------
Gross margin                                                109,189         83,161        307,718        224,265
Operating expenses:
   Research and development                                  44,932         48,771        131,409        117,610
   Sales and marketing                                       34,710         37,749        101,404         91,221
   General and administrative                                 6,524          9,108         21,292         27,761
   Restructuring                                             13,985         22,830         13,985         22,830
   In-process research and development                          --          83,479             --         83,479
   Integration                                                  --           2,507             --          2,507
   Amortization of purchased intangible assets and
     deferred stock compensation (1)                          1,998          8,727         17,323         17,640
                                                          ---------      ---------      ---------      ---------
     Total operating expenses                               102,149        213,171        285,413        363,048
                                                          ---------      ---------      ---------      ---------
     Operating income (loss)                                  7,040       (130,010)        22,305       (138,783)
Interest and other income                                     8,031         13,987         27,300         46,119
Interest and other expense                                   (9,386)       (13,631)       (33,689)       (43,526)
Gain on sale of investments                                     --              --          8,739             --
Write-down of investments                                       --         (19,851)            --        (50,451)
Gain on retirement of convertible subordinated notes          9,220         62,855         14,108         62,855
Equity in net loss of joint venture                             --            (180)            --         (1,316)
                                                          ---------      ---------      ---------      ---------
     Income (loss) before income taxes                       14,905        (86,830)        38,763       (125,102)
Provision for income taxes                                    7,700          1,500         14,297          3,000
                                                          ---------      ---------      ---------      ---------
     Net income (loss)                                    $   7,205      $ (88,330)     $  24,466      $(128,102)
                                                          =========      =========      =========      =========
Net income (loss) per share:
     Basic                                                $    0.02      $   (0.24)     $    0.06      $   (0.37)
                                                          =========      =========      =========      =========
     Diluted                                              $    0.02      $   (0.24)     $    0.06      $   (0.37)
                                                          =========      =========      =========      =========
Shares used in computing net income (loss) per share:
     Basic                                                  384,795        369,944        379,792        343,423
                                                          =========      =========      =========      =========
     Diluted                                                408,083        369,944        399,525        343,423
                                                          =========      =========      =========      =========
(1) Amortization of deferred stock compensation
relates to the following cost and expense categories
by period:
   Cost of revenues                                       $    (287)     $     294      $     (48)     $     927
   Research and development                                  (2,098)         2,197          1,414          5,356
   Sales and marketing                                         (573)           609            127          1,705
   General and administrative                                  (346)           325            (77)         1,058
                                                          ---------      ---------      ---------      ---------
   Total                                                  $  (3,304)     $   3,425      $   1,416      $   9,046
                                                          =========      =========      =========      =========


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
                             JUNIPER NETWORKS, INC.
           NON-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (1)
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                      Three months ended                Nine months
                                                         September 30,               ended September 30,
                                                   ------------------------      ------------------------
                                                      2003          2002           2003           2002
                                                   ---------      ---------      ---------      ---------
Net revenues:
  Product                                          $ 147,110      $ 130,264      $ 423,351      $ 333,822
  Service                                             25,018         21,762         71,087         57,459
                                                   ---------      ---------      ---------      ---------
   Total net revenues                                172,128        152,026        494,438        391,281
Cost of revenues:
  Product                                             48,694         54,336        145,868        130,200
  Service                                             14,245         14,529         40,852         36,816
                                                   ---------      ---------      ---------      ---------
   Total cost of revenues                             62,939         68,865        186,720        167,016
                                                   ---------      ---------      ---------      ---------
Gross profit                                         109,189         83,161        307,718        224,265
Operating expenses:
  Research and development                            44,932         48,771        131,409        117,610
  Sales and marketing                                 34,710         37,749        101,404         91,221
  General and administrative                           6,524          9,108         21,292         27,761
                                                   ---------      ---------      ---------      ---------
   Total operating expenses                           86,166         95,628        254,105        236,592
                                                   ---------      ---------      ---------      ---------
Operating income (loss)                               23,023        (12,467)        53,613        (12,327)
Interest income                                        8,031         13,987         26,110         46,119
Interest and other expense                            (9,386)       (13,631)       (33,689)       (43,526)
Equity in net loss of joint venture                       --           (180)            --         (1,316)
                                                   ---------      ---------      ---------      ---------
Income (loss) before income taxes                     21,668        (12,291)        46,034        (11,050)
Provision for income taxes                             6,934         (3,933)        14,731         (3,536)
                                                   ---------      ---------      ---------      ---------
Net income (loss)                                  $  14,734      $  (8,358)     $  31,303      $  (7,514)
                                                   =========      =========      =========      =========
Net income (loss) per share:
  Basic                                            $    0.04      $   (0.02)     $    0.08      $   (0.02)
                                                   =========      =========      =========      =========
  Diluted                                          $    0.04      $   (0.02)     $    0.08      $   (0.02)
                                                   =========      =========      =========      =========
Shares used in computing net income (loss)
  per share:
  Basic                                              384,795        369,944        379,792        343,423
                                                   =========      =========      =========      =========
  Diluted                                            408,083        369,944        399,525        343,423
                                                   =========      =========      =========      =========

(1) The non-GAAP statements exclude an adjustment to the purchase price of an acquisition, the restructuring expenses, the in-process research and development expenses, the integration expenses, the impact of the amortization of purchased intangibles and deferred stock compensation, the gain from the sale of investments, the impairment write-down of investments and the gain on the retirement of convertible subordinated notes. See reconciliation to GAAP information below.


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
                             JUNIPER NETWORKS, INC.
     RECONCILIATION OF NON-GAAP TO GAAP CONDENSED CONSOLIDATED STATEMENTS OF
                                   OPERATIONS
                                 (in thousands)

                                            Three months ended                Nine months
                                               September 30,              ended September 30,
                                         ------------------------      ------------------------
                                            2003          2002           2003           2002
                                         ---------      ---------      ---------      ---------
Non-GAAP net income (loss)               $  14,734      $  (8,358)     $  31,303      $  (7,514)
Acquisition related adjustment                  --             --          1,190             --
Restructuring                              (13,985)       (22,830)       (13,985)       (22,830)
In-process research and development             --        (83,479)            --        (83,479)
Integration                                     --         (2,507)            --         (2,507)
Amortization of purchased intangible
  assets and deferred stock
  compensation                              (1,998)        (8,727)       (17,323)       (17,640)
Gain on sale of investments                     --             --          8,739             --
Write-down of investments                       --        (19,851)            --        (50,451)
Gain on retirement of convertible
  subordinated notes                         9,220         62,855         14,108         62,855
Income tax effect                             (766)        (5,433)           434         (6,536)
                                         ---------      ---------      ---------      ---------
GAAP net income (loss)                   $   7,205      $ (88,330)     $  24,466      $(128,102)
                                         =========      =========      =========      =========


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
                             JUNIPER NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (unaudited)

                                                            Nine months ended
                                                              September 30,
                                                         ------------------------
                                                           2003           2002
                                                         ---------      ---------
OPERATING ACTIVITIES:
Net income (loss)                                        $  24,466      $(128,102)
Adjustments to reconcile net income (loss) to net
 cash from operating activities:
  Depreciation                                              35,754         28,919
  Amortization of purchased intangibles, deferred
   stock compensation, debt costs and other
   non-cash transactions                                    23,597         25,735
  In-process research and development                           --         83,479
  Gain on sale of investments                               (8,739)            --
  Write-down of investments                                     --         50,451
  Gain on retirement of convertible subordinated           (14,108)       (62,855)
   notes
  Changes in operating assets and liabilities:
   Accounts receivable, net                                 29,975         40,563
   Prepaid expenses, other current assets and other
    assets                                                   1,268         10,222
   Accounts payable                                          5,783        (18,351)
   Accrued warranty                                            240          3,778
   Other accrued liabilities                                 9,740        (31,877)
   Deferred revenue                                          7,633         (5,828)
                                                         ---------      ---------
    Net cash provided by (used in) operating
      activities                                           115,609         (3,866)
INVESTING ACTIVITIES:
Purchases of property and equipment, net                   (14,136)       (24,755)
Purchases of available-for-sale investments               (671,826)      (707,688)
Maturities and sales of available-for-sale                 770,334        882,902
 investments
Increase in restricted cash                                (25,000)            --
Cash paid in connection with the Unisphere Networks
 acquisition, net of cash and cash equivalents
 acquired                                                       --       (375,803)
Minority equity investments                                   (900)        (1,075)
                                                         ---------      ---------
    Net cash provided by (used in) investing activities     58,472       (226,419)
FINANCING ACTIVITIES:
Proceeds from issuance of common stock                      77,403         18,185
Proceeds from issuance of convertible senior notes         392,750             --
Retirement of convertible subordinated notes              (381,159)      (145,975)
                                                         ---------      ---------
    Net cash provided by (used in) financing
     activities                                             88,994       (127,790)
                                                         ---------      ---------
    Net increase (decrease) in cash and cash               263,075       (358,075)
     equivalents
    Cash and cash equivalents at beginning of period       194,435        606,845
                                                         ---------      ---------
    Cash and cash equivalents at end of period           $ 457,510      $ 248,770
                                                         =========      =========
Supplemental Disclosure of Cash Flow Information:
  Cash paid for interest                                 $  42,863      $  53,787
Supplemental disclosure of non-cash investing
 and financing activities:
  Common stock issued in connection with the
   Unisphere Networks acquisition                        $      --      $ 359,888
  Common stock issued in connection with the
   Pacific Broadband earn out provision                   $      --      $  10,844


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